UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2008
WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-2979 (Commission File Number)	No. 41-0449260 (IRS Employer Identification No.)
420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 1-866-249-3302
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 15, 2008, Wells Fargo & Company issued a press release regarding its results of operations and financial condition for the quarter ended September 30, 2008. The text of the press release is included as Exhibit 99 to this report. The information included in the press release is considered to be “filed” under the Securities Exchange Act of 1934. The Company will include complete financial statements and additional analyses for the quarter ended September 30, 2008, as part of its Quarterly Report on Form 10-Q covering that period.
Item 8.01 Other Items
The information contained in Item 2.02 above including Exhibit 99 referred to therein are hereby incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99	Press release dated October 15, 2008, deemed “filed” under the Securities Exchange Act of 1934

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2008	WELLS FARGO & COMPANY

	By:	/s/ RICHARD D. LEVY Richard D. Levy
Executive Vice President and Controller
(Principal Accounting Officer)